MORSE, ZELNICK, ROSE & LANDER
                        A LIMITED LIABILITY PARTNERSHIP

                                405 PARK AVENUE
                         NEW YORK, NEW YORK 10022-4405
                                  212-838-1177
                              FAX -- 212-838-9190





                                                                  (212) 838-3089

VIA EDGAR AND COURIER

May 10, 2007

Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 7010
Washington D.C. 20549-7010
Attn:  Sandra Eisen
       Jason Wynn, Esq.

                             RE: VAUGHAN FOODS, INC.

Dear Ms. Eisen and Mr. Wynn:

         Please find enclosed two marked copies of the eighth amendment to Vaughan Foods, Inc.'s registration statement filed today on Form S-1/A, marked to show changes against the seventh amendment.

         Most of the changes are in response to comments from the NASD regarding underwriters' compensation. They reflect the elimination of a provision in the warrant agreement allowing the company to extend the expiration date of the warrants if it fails to maintain an effective registration statement. They also reflect the elimination of the underwriters' 2% non-accountable expense allowance on the units purchased on exercise of the over-allotment option. In addition, some disclosure has been added to the Related Transactions disclosure in response to a Blue Sky comment. Finally, we have changed some language on the cover page regarding redemption of the Class B warrants, to conform to disclosure elsewhere in the prospectus.

         If you have any questions, please do not hesitate to call me.

                                                              Very truly yours,


                                                              Virginia Tillyard

         /enclosures